GABELLI GOLD FUND, INC.

                         SUPPLEMENT DATED MARCH 12, 2003
                      TO THE PROSPECTUS DATED MAY 1, 2002,
                     THE PROSPECTUS DATED DECEMBER 16, 2002
          AND THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002

THE  FOLLOWING   INFORMATION   SUPERSEDES  CERTAIN  INFORMATION  IN  THE  FUND'S
PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

The Board of Directors has approved a change to the investment policy of the Gabelli Gold Fund, Inc. (the "Fund") to permit the Fund to invest up to 30% of its net assets in gold bullion. Under the Fund's current investment policy, the Fund may generally not invest less than 80% of its net assets in equity securities of gold-related issuers. This policy may be changed upon 60 days prior notice to shareholders. Accordingly, the authority to invest up to 30% of its net assets in gold bullion will be implemented in two stages as noted below.

The following replaces information found on page 2 under the "Principal Investment Strategies" section of the Prospectuses:

         "The Fund seeks to achieve its objective by focusing on stocks that are undervalued but have favorable prospects for growth, and by investing up to 20% (30% on and after May 15, 2003) of its net assets in gold bullion."

The following replaces information found on page 2 under the "Principal Risks" section of the Prospectuses:

         "Because of the concentration in gold and gold-related securities, the Fund may experience greater volatility than a broader based fund. Investors should note that bullion may depreciate in value, and unlike other investments does not generate income. When holding bullion, the Fund may encounter higher custody and other costs (including shipping and insurance) than costs normally associated with ownership of securities. Also, any gains realized upon the sale of bullion will not count towards the Internal Revenue Code requirement that at least 90% of the Fund's gross income in each taxable year be derived from gains on the sale of securities and certain other permitted sources."

The following replaces information found on page 3 under the "Bullion of Gold and other Precious Metals" section of the Statement of Additional Information:

         "The Fund may also invest up to 20% (30% on and after May 15,  2003) of
         its  net  assets  in  bullion  of  gold  and  other   precious   metals
         ("bullion")."

                 PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.